UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2023

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Quince Orchard Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 8, 2023, Novavax, Inc. (the “Company”), filed a prospectus supplement with the Securities and Exchange Commission which contemplates the sale of up to $500,000,000 of shares of the Company’s common stock (the “Shares”) from time to time in at-the-market offerings pursuant to an At Market Issuance Sales Agreement with Jefferies LLC and B. Riley Securities, Inc. (the “Sales Agents”), dated as of August 8, 2023 (the “August 2023 Sales Agreement”). Sales pursuant to the August 2023 Sales Agreement will be made only upon instructions by the Company to the Sales Agents, and the Company cannot provide any assurances that it will issue any Shares pursuant to the August 2023 Sales Agreement.

A copy of the August 2023 Sales Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of the August 2023 Sales Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement.

Ropes & Gray LLP, counsel to the Company, has issued a legal opinion relating to the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

Since June 15, 2021, the Company sold 10.1 million shares of its common stock resulting in $247.4 million in net proceeds at a weighted average sales price of $24.69 per share pursuant to its At Market Issuance Sales Agreement with B. Riley Securities, Inc., dated as of June 15, 2021 (the “June 2021 Sales Agreement”), leaving $249.5 million remaining under the June 2021 Sales Agreement. The Company and B. Riley Securities, Inc. terminated the June 2021 Sales Agreement by mutual agreement on the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

1.1	At Market Issuance Sales Agreement by and among Novavax, Inc., Jefferies LLC and B. Riley Securities, Inc., dated August 8, 2023.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc.

Date: August 8, 2023	By:	/s/ John A. Herrmann III
	Name:	John A. Herrmann III
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary